UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 16, 2016

WADENA CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-207047

Nevada	467-4046237
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Oakdale, Suite 100, Irvine CA 92660
(Address of Principal Executive Offices, Including Zip Code)

(818) 855-8199
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Wadena Corp’s (“Wadena”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Wadena’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Wadena’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Wadena undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of April 16, 2016, Robert Sawatsky resigned as Corporate Secretary of Wadena and Pauline Kour Sumel was appointed in his place.

Pauline Sumel, age 49, has extensive experience in the health care field.  She has worked in various areas of nursing over the last 26 years.  She holds an undergraduate degree from the University of British Columbia in Nursing and is half way through a graduate degree. She presently is an educator with a focus on population and community health, with a health promotion/disease prevention focus. She has been involved with a private health care venture in the past as an advisor.

Ms. Sumel will be paid a consulting fee of $1,000 per month, commencing July 1, 2016.  There is no family relationship between Ms. Sumel and the sole director and officer.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Wadena intends to generate revenue as a reseller for New Benefits, marketing their low cost health and medical benefit programs.  Wadena is an independent sales representative for New Benefits. It intends to sell these medical programs to individuals and small business over the internet and direct mail, call centers and business to business There is a wide range of discounted medical and health benefit programs that Wadena make available, some of which are: 24/7 access to physicians and nurses over the phone, optometry, pharmaceuticals and dental services. Wadena’s specific goal is to profitably sell discounted products and services to its registered members on its Internet website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wadena Corp.

/s/ Robert Sawatsky

Robert Sawatasky, CEO

Date: September 7, 2016